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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 24, 2000
               Date of Report (Date of Earliest Event Reported)


                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

California                       0-28568                  95-2920557
(State of                (Commission File Number)         (I.R.S. Employer
Incorporation)                                            Identification Number)


               700 East Bonita Avenue, Pomona, California  91767
             (Address of principal executive offices)  (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)
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Item 5.   OTHER EVENTS.

          Effective July 10, 2000, the Board of Directors amended the Company's Amended and Restated Bylaws by restating Article II, Section 2.6(b) and Article III, Section 3.3(b), which restated sections are attached hereto as Exhibit 3.1.3.

          On May 24, 2000, the Board of Directors adopted an Audit Committee Charter, which is attached hereto as Exhibit 10.27.


Item 7.   EXHIBITS.

          3.1.3  Amendments to Amended and Restated Bylaws of the Registrant.

          10.27  Audit Committee Charter.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 21, 2000


                                        KEYSTONE AUTOMOTIVE INDUSTRIES, INC.



                                        By /s/ James C. Lockwood
                                           ----------------------------
                                        Name:  James C. Lockwood
                                        Title: Vice President
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                                 EXHIBIT INDEX


3.1.3  Amendments to Amended and Restated Bylaws of the Registrant

10.27  Audit Committee Charter